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                                                                    Exhibit 21.1

          Subsidiaries of Triad Hospitals Holdings, Inc.
          ----------------------------------------------

                                                                                                      State of Incorporation/
                                                                                                      ----------------------
              Name of Subsidiary                                                                      Organization
              ------------------                                                                      ------------
          1.  Alice Hospital, LLC                                                                             Delaware
          2.  Alice Surgeons, LLC                                                                             Delaware
          3.  The Surgical Hospital of Amarillo, Ltd.                                                         Delaware
          4.  APS Medical, LLC                                                                                Delaware
          5.  Arizona ASC Management, Inc.                                                                    Arizona
          6.  Arizona Medco, LLC                                                                              Delaware
          7.  Beauco, LLC                                                                                     Delaware
          8.  Beaumont Medical Center, L.P. (d/b/a (TX) Beaumont Center, L.P.)                                Delaware
          9.  Beaumont Regional, LLC                                                                          Delaware
         10.  Brazos Medco, LLC                                                                               Delaware
         11.  Brazos Valley of Texas, L.P.                                                                    Delaware
         12.  Brazos Valley Surgical Center, LLC                                                              Delaware
         13.  Brownwood Hospital, L.P.                                                                        Delaware
         14.  Brownwood Medical Center, LLC                                                                   Delaware
         15.  BVSC, LLC                                                                                       Delaware
         16.  Carlsbad Medical Center, LLC                                                                    Delaware
         17.  Claremore Regional Hospital, LLC                                                                Delaware
         19.  Clinico, LLC                                                                                    Delaware
         20.  College Station Hospital, L.P.                                                                  Delaware
         21.  College Station Medical Center, LLC                                                             Delaware
         22.  College Station Merger, LLC                                                                     Delaware
         23.  Coronado Hospital, LLC                                                                          Delaware
         24.  Coronado Medical, LLC                                                                           Delaware
         25.  Crestwood Healthcare, L.P.                                                                      Delaware
         26.  Crestwood Hospital & Nursing Home, Inc.                                                         Delaware
         27.  Crestwood Hospital Holdings, Inc.                                                               Alabama
         28.  CSDS, LLC                                                                                       Alabama
         29.  CSMC, LLC                                                                                       Delaware
         30.  Dallas PHY Service, LLC                                                                         Delaware
         31.  Dallas Physician Practice, L.P. (d/b/a (TX) Dallas                                              Delaware
              Practice, L.P.)
         32.  Day Surgery, Inc.                                                                               Delaware
         33.  DeQueen Health Services, Inc.                                                                   Kansas
         34.  DeQueen Regional Medical Center, LLC                                                            Arkansas
         35   Detar Hospital, LLC                                                                             Delaware
         36.  DFW Physerv, LLC                                                                                Delaware
         37.  Doctors Medical Center, LLC                                                                     Delaware
         38.  Doctors of Laredo, LLC (d/b/a (TX) Laredo Doctors,                                              Delaware

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
              LLC)
         39.  Douglas Medical Center, LLC                                                                     Delaware
         40.  E.D. Clinics, LLC                                                                               Delaware
         41.  El Dorado Medical Center, LLC                                                                   Delaware
         42.  Eye Care Surgicare, Ltd.                                                                        Delaware
         43.  Eye Institute of Southern Arizona, LLC                                                          Missouri
         44.  Gallagher Park Surgicenter, Ltd.                                                                Delaware
         45.  GCMC, LLC                                                                                       Texas
         46.  GH Texas, LLC                                                                                   Delaware
         47.  GHC Hospital, LLC                                                                               Delaware
         48.  GHC Huntington Beach, LLC (d/b/a (CA) Galen Huntington Beach, LLC)                              Delaware
         49.  Gulf Coast Hospital, L.P.                                                                       Delaware
         50.  Gulf Coast Medical Center, LLC (d/b/a (TX) GC Medical Center, LLC)                              Delaware
         51.  HDP DeQueen, LLC                                                                                Delaware
         52.  HDP Woodland Heights, L.P.                                                                      Delaware
         53.  HDP Woodland Property, LLC                                                                      Delaware
         54.  HDPWH, LLC                                                                                      Delaware
         55.  Healdsburg of California, LLC                                                                   Delaware
         56.  Hobbs Medco, LLC                                                                                Delaware
         57.  Hobbs Physician Practice, LLC                                                                   Delaware
         58.  Hospital of Beaumont, LLC                                                                       Delaware
         59.  Huntington Associates                                                                           Delaware
         60.  Huntington Beach Amdeco, LLC                                                                    California
         61.  Huntington Intercommunity Hospital                                                              Delaware
         62.  Independence Regional Health Center, LLC                                                        California
         63.  Kansas City Surgicenter, Ltd.                                                                   Delaware
         64.  Kensingcare, LLC                                                                                Missouri
         65.  Lake Area Surgicare, LP                                                                         Delaware
         66.  Laredo Hospital, L.P.                                                                           Louisiana
         67.  Laredo Interest, LLC                                                                            Delaware
         68.  Lea Regional Hospital, LLC                                                                      Delaware
         69.  Longview Medical Center, L.P.                                                                   Delaware
         70.  Longview Merger, LLC                                                                            Delaware
         71.  LRH, LLC                                                                                        Delaware
         72.  LS Psychiatric LLC                                                                              Delaware
         73.  MCI Panhandle Surgical, L.P.                                                                    Delaware
         74.  Medical Center at Terrell, LLC                                                                  Delaware
         75.  Medical Center of Brownwood, LLC                                                                Delaware
         76.  Medical Center of Sherman, LLC                                                                  Delaware
         77.  Medical Holdings, Inc.                                                                          Delaware
         78.  Medical Management, Inc.                                                                        Kansas
         79.  Medical Park Hospital, LLC                                                                      Kansas
         80.  Medical Park MSO, LLC                                                                           Delaware
         81.  Memorial Hospital, LLC                                                                          Delaware

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
         82.  Mid-Plains, LLC                                                                                 Delaware
         83.  Midwest Psychiatric Center, Inc.                                                                Delaware
         84.  Mission Bay Memorial Hospital, LLC                                                              Missouri
         85.  Missouri HealthServ, LLC                                                                        Delaware
         86.  Navarro Hospital, L.P.                                                                          Delaware
         87.  Navarro Regional, LLC (d/b/a (TX) NavReg, LLC)                                                  Delaware
         88.  North Anaheim Surgicenter, Ltd.                                                                 Delaware
         89.  Northwest Hospital, LLC                                                                         California
         90.  NRH, LLC                                                                                        Delaware
         91.  Odessa, LLC                                                                                     Delaware
         92.  Oregon Healthcorp, LLC                                                                          Delaware
         93.  Osborn Ambulatory Surgery Group, Ltd.                                                           Delaware
         94.  Overland Park Regional Medical Center, LLC                                                      Arizona
         95.  Pacific East Division Office, L.P.                                                              Delaware
         96.  Pacific Group ASC Division, Inc.                                                                Delaware
         97.  Pacific Physicians Services, LLC (d/b/a (AZ) West Coast Services, LLC; (TX) Pacific             Arizona
              Services, LLC)
         98.  Pacific West Division Office, LLC                                                               Delaware
         99.  Palm Drive Hospital, L.P.                                                                       Delaware
        100.  Palm Drive Medical Center, LLC                                                                  Delaware
        101.  Pampa Hospital, L.P.                                                                            Delaware
        102.  Pampa Medical Center, LLC (d/b/a (TX) Pam-Med, LLC)                                             Delaware
        103.  Panhandle LLC                                                                                   Delaware
        104.  Panhandle Medical Center, LLC                                                                   Delaware
        105.  Panhandle Property, LLC (d/b/a (TX) Panhandle                                                   Delaware
              Propco, LLC)
        106.  Panhandle Surgical Hospital, LP                                                                 Delaware
        107.  PDMC, LLC                                                                                       Delaware
        108.  Pecos Valley of New Mexico, LLC                                                                 Delaware
        109.  Phoenix Amdeco, LLC                                                                             Delaware
        110.  Phoenix Surgical, LLC                                                                           Delaware
        111.  Physicians and Surgeons Hospital of Alice, L.P.                                                 Delaware
        112.  Phys-Med, LLC                                                                                   Delaware
        113.  Piney Woods Healthcare System, L.P.                                                             Delaware
        114.  Primary Medical, LLC                                                                            Delaware
        115.  Psychiatric Services of Paradise Valley, LLC                                                    Delaware
        116.  Regional Hospital of Longview, LLC                                                              Delaware
        117.  SACMC, LLC                                                                                      Delaware
        118.  Samaritan Surgicenters of Arizona, LLC                                                          Delaware
        119.  San Angelo Community Medical Center, LLC (d/b/a (TX) San Angelo MC, LLC)                        Arizona
        120.  San Angelo Hospital, L.P.                                                                       Delaware
        121.  San Angelo Medical, LLC                                                                         Delaware
        122.  San Diego Hospital, L.P.                                                                        Delaware
        123.  San Leandro Hospital, L.P.                                                                      Delaware
        124.  San Leandro Medical Center, LLC                                                                 Delaware

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

        125.  San Leandro, LLC                                                                                Delaware
        126.  SDH, LLC                                                                                        Delaware
        127.  SDH LP, LLC                                                                                     Delaware
        128.  Sebastopol, LLC                                                                                 Delaware
        129.  Sherman Hospital, L.P.                                                                          Delaware
        130.  Sherman Medical Center, LLC                                                                     Delaware
        131.  Silsbee Doctors Hospital, L.P.                                                                  Delaware
        132.  Silsbee Medical Center, LLC (d/b/a (TX) Silsbee                                                 Delaware
              Center, LLC)
        133.  Silsbee Texas, LLC                                                                              Delaware
        134.  SLH, LLC                                                                                        Delaware
        135.  South Alabama Managed Care Contracting, Inc.                                                    Delaware
        136.  South Alabama Medical Management Services, Inc.                                                 Alabama
        137.  South Alabama Physicians Service, Inc.                                                          Alabama
        138.  South Arkansas Clinic, LLC                                                                      Alabama
        139.  Southern Texas Medical Center, LLC                                                              Delaware
        140.  Sprocket Medical Management, Inc.                                                               Delaware
        141.  Surgical Center of Amarillo, LLC                                                                Texas
        142.  Surgical Center of Southeast Texas, Ltd.                                                        Delaware
        143.  Surgicare of Amarillo, Inc.                                                                     Texas
        144.  Surgicare of Independence, Inc.                                                                 Texas
        145.  Surgicare of North Anaheim, Inc.                                                                Missouri
        146.  Surgicare of San Leandro, Inc.                                                                  California
        147.  Surgicare of Sherman, Inc.                                                                      California
        148.  Surgicare of Southeast Texas, Inc.                                                              Texas
        149.  Surgicare of Victoria, Inc.                                                                     Texas
        150.  Surgicare of Victoria, Ltd.                                                                     Texas
        151.  Surgicare Outpatient Center of Lake Charles, Inc.                                               Texas
        152.  Surgicenter of Johnson County, Inc.                                                             Louisiana
        153.  Surgicenter of Johnson County, Ltd.                                                             Kansas
        154.  Surgicenters of America, Inc.                                                                   Kansas
        155.  Surgicenters of America, L.P.                                                                   Arizona
        156.  Terrell Hospital, L.P.                                                                          Arizona
        157.  Terrell Medical Center, LLC                                                                     Delaware
        158.  Triad - Arizona, Inc.                                                                         Delaware
        159.  Triad - El Dorado, Inc.                                                                         Delaware
        160.  Triad - South Tulsa Hospital Company, Inc.                                                      Arkansas
        161.  Triad Corporate Services, Limited Partnership                                                   Oklahoma
        162.  Triad CSGP, LLC                                                                                 Delaware
        163.  Triad CSLP, LLC                                                                                 Delaware
        164.  Triad Healthcare System of Phoenix, L.P.                                                        Delaware
        165.  Triad Holdings II, LLC                                                                          Delaware
        166.  Triad Holdings III, Inc.                                                                        Delaware
        167.  Triad of Arizona (L.P.), Inc.                                                                   Delaware
        168.  Triad of Phoenix, Inc.                                                                          Arizona
        169.  Triad RC, Inc.                                                                                  Arizona

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
        170.  Triad Texas, LLC                                                                                Delaware
        171.  Triad-Medical Center at Terrell Subsidiary, LLC                                                 Delaware
        172.  Triad-Medical Center of Sherman Subsidiary, LLC                                                 Delaware
        173.  Triad-Navarro Regional Hospital Subsidiary, LLC                                                 Delaware
        174.  TROSCO, LLC                                                                                     Delaware
        175.  Trufor Pharmacy, LLC                                                                            Delaware
        176.  VFARC, LLC                                                                                      Delaware
        177.  VHC Holdings, LLC                                                                               Delaware
        178.  VHC Medical, LLC                                                                                Delaware
        179.  Victoria Hospital, LLC                                                                          Delaware
        180.  Victoria of Texas, L.P.                                                                         Texas
        181.  VMF Medical, LLC                                                                                Delaware
        182.  VRMC Limited Partnership                                                                        Delaware
        183.  Wagoner Community Hospital, LLC (d/b/a (OK) Wagoner Hospital, LLC)                              Texas
        184.  WAMC, LLC                                                                                       Delaware
        185.  West Anaheim Hospital, L.P.                                                                     Delaware
        186.  West Anaheim Medical Center, LLC                                                                Delaware
        187.  West Anaheim, LLC                                                                               Delaware
        188.  Wharton Medco, LLC                                                                              Texas
        189.  WHMC, LLC                                                                                       Delaware
        190.  Willamette Valley Clinics, LLC                                                                  Delaware
        191.  Willamette Valley Medical Center, LLC                                                           Delaware
        192.  WM Medical, LLC                                                                                 Delaware
        193.  Women & Children's Hospital, LLC (d/b/a (LA) Women & Children's Hospital of Delaware, LLC)      Delaware
        194.  Woodland Heights Medical Center, LLC                                                            Delaware

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